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                                   ENDOWMENTS

                                     Part B
                      Statement of Additional Information
                                October 1, 2007
                    (as supplemented November 19, 2007)

Endowments (the "Trust") is an open-end management investment company, commonly known as a mutual fund. The Trust offers two diversified investment portfolios,
Growth and Income Portfolio and Bond Portfolio (individually, a "fund" and collectively, the "funds").

This document is not a prospectus but should be read in conjunction with the current prospectus of Endowments dated October 1, 2007. The prospectus may be obtained from your registered investment adviser or by writing to the trust at the following address:

                                   Endowments
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                            San Francisco, CA 94105
                                  415/421-9360

                               TABLE OF CONTENTS

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Financial statements

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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each fund's net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.

GROWTH AND INCOME PORTFOLIO

     EQUITY SECURITIES

     .    The fund will normally invest primarily in common stocks or securities convertible into common stocks.

     NON-U.S. SECURITIES

     .    The fund may invest up to 10% of its assets in common stocks and other securities of issuers domiciled outside the United States. In determining the domicile of an issuer, the fund's investment adviser,
          Capital Research and Management Company, will consider the domicile determination of a leading provider of global indexes, such as Morgan
          Stanley Capital International (MSCI) and may also take into account such factors as where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

BOND PORTFOLIO

     DEBT SECURITIES

     .    Normally, at least 80% of the fund's assets will be invested in bonds
          (for purposes of this limit, bonds include any debt instrument and cash equivalents).

     .    The fund will invest in debt securities rated Baa or above by Moody's
          Investors Service (Moody's) or BBB or above by Standard & Poor's (S&P)
          or unrated but determined to be of equivalent quality by the investment adviser.

     .    The fund has no current intention of investing in securities rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality by the investment adviser. The fund is not required to dispose of a security in the event that its rating is reduced below Baa or BBB (or if it is unrated, when its quality becomes equivalent to such a security).

     .    The debt securities in which the fund invests may have stock conversion or purchase rights; however, such securities will generally not exceed 20% of the fund's assets.

     EQUITY SECURITIES

     .    The fund will not acquire common stocks except through the exercise of stock conversion or stock purchase rights and will retain such common stocks only when it is consistent with the fund's objective of current income.

                              Endowments -- Page 2
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     NON-U.S. SECURITIES

     .    The fund may invest up to 20% of its assets in obligations of corporations or government entities domiciled outside the United
          States and Canada. All Canadian and other non-U.S. securities purchased by the fund will be liquid, and meet the quality standards set forth above. Up to 10% of the fund's assets may be invested in securities denominated in currencies other than the U.S. dollar. In determining the domicile of an issuer, the investment adviser will consider the domicile determination of a leading provider of global indexes, such as MSCI, and may also take into account such factors as where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

                        *     *     *     *     *     *

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

GROWTH AND INCOME PORTFOLIO
---------------------------
EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

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BOND PORTFOLIO
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PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     MORTGAGE-BACKED SECURITIES -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.
     CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Com-

                              Endowments -- Page 4
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     mercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

As the fund aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

                              Endowments -- Page 5
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INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The fund has no current intention of investing in inflation-index bonds issued by corporations.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of the consumer price index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of
U.S. Treasury inflation-indexed bonds, and therefore the principal amount of such bonds cannot be reduced below par even during a period of deflation.
However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the rise and fall of yields. In certain non-U.S.
jurisdictions the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount repaid at maturity of the bond to be less than par.

The interest rate for these bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO
----------------------------------------------

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of

                              Endowments -- Page 6
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     economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, the prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives)
     relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the funds would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the funds may incur losses or expenses in seeking recovery of amounts owed to them.

     RESALE RESTRICTIONS, LIQUIDITY AND VALUATION -- The funds may purchase debt securities subject to restrictions on resale.  As further described in the
     "Restricted or illiquid securities" paragraph below, difficulty in selling such debt securities may result in losses or be costly to the funds. In addition, there may be little trading in the secondary market for particular debt securities, which may affect adversely the funds' ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the funds' portfolios and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Growth and Income Portfolio has no current intention of investing in debt securities other than U.S. Treasury securities and cash equivalents (as discussed below).

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier. See the Appendix for more information about credit ratings.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred securities automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible preferred securities generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

                              Endowments -- Page 7
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Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets

                              Endowments -- Page 8
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of developing countries have been more volatile than the markets of developed countries. The funds may invest in securities of issuers in developing countries only to a limited extent.

Additional costs could be incurred in connection with the funds' investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the funds will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

CURRENCY TRANSACTIONS -- The funds may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates (although Growth and Income
Portfolio has no current intention to do so). A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The funds will not generally attempt to protect against all potential changes in exchange rates. The funds will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the funds may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the funds for
U.S. federal income tax purposes.

CASH AND CASH EQUIVALENTS -- The funds may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

RESTRICTED OR ILLIQUID SECURITIES -- The funds may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the funds or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the funds' board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which

                              Endowments -- Page 9
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can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements
(although Growth and Income Portfolio has no current intention to do so) under which the funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the funds'
custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the funds may be delayed or limited.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective, and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The funds' portfolio turnover rates for the fiscal years ended July 31, 2007 and 2006 were 24% and 25%, respectively, for Growth and Income Portfolio and 52% and 62%, respectively, for Bond
Portfolio. See "Financial highlights" in the prospectus for the funds' annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS
FUNDAMENTAL POLICIES -- Each fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a funds' net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

                             Endowments -- Page 10
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1.   A fund may not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

2.   A fund may not make loans, but this limitation does not apply (i) to purchases of debt securities, loan participations, or the entry into of repurchase agreements, or (ii) to loans of portfolio securities if, as a result, no more than 33 1/3% of a fund's total assets would be on loan to third parties.

3.   A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the funds from investing in securities or other instruments backed by real estate, or the securities of companies engaged in the real estate business).

4.   A fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the funds, subject to restrictions described in the funds' prospectus and statement of additional information, from purchasing, selling or entering into futures contracts options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

5.   A fund may not issue senior securities, except as permitted under the
Investment Company Act of 1940, as amended.

6.   A fund may not borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of its total assets at the time of such borrowing.

7.   A fund may not, with respect to 75% of its total assets, invest more than
5% of the value of its total assets in the securities of any one issuer, or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S.
government, its agencies or instrumentalities.

8.   A fund may not engage in the business of underwriting securities of other issuers, except to the extent that a fund may be deemed an underwriter under the
Securities Act of 1933, as amended, in disposing of portfolio securities.

NON-FUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval and apply to both funds:

1.   The funds may not invest in other companies for the purpose of exercising control or management.

2.   The funds may not purchase puts or calls.

3.   The funds may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

                             Endowments -- Page 11

The following non-fundamental policy applies to Growth and Income Portfolio only:

1.   The fund may not invest more than 10% of its total assets in securities that are not readily marketable.

The following non-fundamental policy applies to Bond Portfolio only:

1.   The fund may not invest more than 15% of its total assets in securities that are not readily marketable.

Restricted securities are treated as not readily marketable by the funds, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the funds' board of trustees.

                             Endowments -- Page 12

                            MANAGEMENT OF THE FUNDS

"INDEPENDENT" TRUSTEES/1/

 NAME, AGE AND                                                       NUMBER OF
 POSITION WITH FUND                                                PORTFOLIOS/3/    OTHER DIRECTORSHIPS/4/ HELD
 (YEAR FIRST ELECTED AS A          PRINCIPAL OCCUPATION(S)           OVERSEEN                BY TRUSTEE
 TRUSTEE/2/)                        DURING PAST FIVE YEARS          BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------

 Ronald P. Badie, 64          Retired; former Vice Chairman of           1         Amphenol Corp.; Merisel, Inc.;
 Trustee (2006)               the Board, Deutsche Bank Alex.                       Nautilus, Inc.; Obagi Medical
                              Brown                                                Products, Inc.
-----------------------------------------------------------------------------------------------------------------
 Robert J. Denison, 66        Chair, First Security Management           5         None
 Trustee (2003)               (private investment)

-----------------------------------------------------------------------------------------------------------------
 John E. Kobara, 52           CEO, CK 12 Foundation; former              1         None
 Trustee (2006)               President and CEO, Big Brothers,
                              Big Sisters of Greater Los Angeles
                              and Inland Empire; former Senior
                              Vice President, Sylvan Learning
                              Systems; former President and CEO,
                              OnlineLearning.net

-----------------------------------------------------------------------------------------------------------------
 Steven D. Lavine, 60         President, California Institute of         1         None
 Trustee (1994)               the Arts
-----------------------------------------------------------------------------------------------------------------
 Patricia A. McBride, 64      Chief Financial Officer, Cosmetic          1         None
 Chairman of the Board        and Maxillofacial Surgery Center,
 (Independent and Non-        Medical City Dallas Hospital
 Executive) (1988)
-----------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth, 71       Management consultant, Ziebarth            1         None
 Trustee (1993)               Company (management and financial
                              consulting)

-----------------------------------------------------------------------------------------------------------------

"INTERESTED" TRUSTEES/5,6/

                                   PRINCIPAL OCCUPATION(S)
                                   DURING PAST FIVE YEARS
 NAME, AGE AND                          AND POSITIONS              NUMBER OF
 POSITION WITH FUND             HELD WITH AFFILIATED ENTITIES    PORTFOLIOS/3/    OTHER DIRECTORSHIPS/4/
 (YEAR FIRST ELECTED AS A       OR THE PRINCIPAL UNDERWRITER       OVERSEEN                HELD
 TRUSTEE/OFFICER/2/)                     OF THE FUND              BY TRUSTEE            BY TRUSTEE
---------------------------------------------------------------------------------------------------------

 Robert G. O'Donnell, 63       Senior Vice President - Capital         2         None
 Vice Chairman of the Board    World Investors, Capital
 (1995)                        Research and Management
                               Company; Director, Capital
                               Research and Management Company

---------------------------------------------------------------------------------------------------------
 Thomas E. Terry, 70           Private investor; Consultant;           1         None
 Trustee (1969)                former Vice President and
                               Secretary, Capital Research and
                               Management Company (retired
                               1994)
---------------------------------------------------------------------------------------------------------

                             Endowments -- Page 13

OTHER OFFICERS/6/

 NAME, AGE AND
 POSITION WITH FUND          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED AS       AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AN OFFICER/2/)                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 John H. Smet, 51        Senior Vice President - Fixed Income, Capital Research
 President (1996)        and Management Company; Director, American Funds
                         Distributors, Inc.*
-------------------------------------------------------------------------------
 Abner D. Goldstine, 77  Senior Vice President - Fixed Income, Capital
 Senior Vice President   Research and Management Company; Director, Capital
 (1995)                  Research and Management Company
-------------------------------------------------------------------------------
 Gregory D. Johnson,     Senior Vice President - Capital World Investors,
 44                      Capital Research and Management Company
 Vice President (2000)
-------------------------------------------------------------------------------
 Krista M. Johnson, 42   Assistant Vice President -  Client Services Group,
 Vice President (2000)   Capital Research and Management Company
-------------------------------------------------------------------------------
 Patrick F. Quan, 49     Vice President - Fund Business Management Group,
 Vice President and      Capital Research and Management Company
 Secretary (1986)
-------------------------------------------------------------------------------
 Dori Laskin, 56         Vice President - Fund Business Management Group,
 Treasurer (2007)        Capital Research and Management Company
-------------------------------------------------------------------------------
 Ari M. Vinocor, 33      Vice President - Fund Business Management Group,
 Assistant Treasurer     Capital Research and Management Company
 (2005)
-------------------------------------------------------------------------------

* Company affiliated with Capital Research and Management Company.
1 The term "independent" trustee refers to a trustee who is not an "interested person" of the funds within the meaning of the 1940 Act.
2 Trustees and officers of the trust serve until their resignation, removal or retirement.
3 Funds managed by Capital Research and Management Company, including the
 American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R)/ /Inc.,
 which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
4 This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
5 "Interested persons" of the funds within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities (including the funds' principal underwriter).
6 All of the officers listed, except Krista M. Johnson and Dori Laskin, are officers and/or directors/trustees of one or more of the other funds for which
 Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUNDS IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                             Endowments -- Page 14

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2006

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                SHARES OWNED/2/              BY TRUSTEE/3/
-------------------------------------------------------------------------------

 "INDEPENDENT" TRUSTEES
-------------------------------------------------------------------------------
 Ronald P. Badie                    None                       None
-------------------------------------------------------------------------------
 Robert J. Denison                  None                $50,001 - $100,000
-------------------------------------------------------------------------------
 John E. Kobara                     None                       None
-------------------------------------------------------------------------------
 Steven D. Lavine                   None                       None
-------------------------------------------------------------------------------
 Patricia A. McBride                None                       None
-------------------------------------------------------------------------------
 Robert C. Ziebarth                 None                       None
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Robert G. O'Donnell          Over $100,000/4/             Over $100,000
-------------------------------------------------------------------------------
 Thomas E. Terry              Over $100,000/5/             Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000.
2 Shareholders of the Trust are limited to:  (a) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended
 ("501(c)(3) organizations"); (b) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (c) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization.  The Trust may change this policy at any time without the approval of its shareholders.
3 The amounts listed for "interested" trustees include shares owned through The
 Capital Group Companies, Inc. retirement plan and 401(k) plan.
4 Represents assets in a charitable remainder unitrust for which Mr. O'Donnell serves as trustee and is the income beneficiary and a private foundation for which Mr. O'Donnell serves as a director.
5 Represents assets in a family trust for which Mr. Terry serves as President and a trustee.

TRUSTEE COMPENSATION -- No compensation is paid by the Trust to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The Trust pays to independent trustees an inclusive annual fee of
$14,000. No pension or retirement benefits are accrued as part of fund expenses.
The Trust also reimburses certain expenses of independent trustees. An independent trustee who is chairman of the board also receives an additional annual fee of $17,000.

The committee on governance of the board of trustees, a committee comprised exclusively of independent trustees, reviews trustee compensation periodically, and recommends adjustments periodically. In making its recommendations, the committee on governance considers a number of factors, including operational, regulatory and other developments affecting the complexity of the board's oversight obligations, as well as comparative industry data.

                             Endowments -- Page 15

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED JULY 31, 2007

                                                                                                   TOTAL COMPENSATION (INCLUDING
                                                                                                        VOLUNTARILY DEFERRED
                                                                                                          COMPENSATION/1/)
                                                                        AGGREGATE COMPENSATION       FROM ALL FUNDS MANAGED BY
                                 NAME                                       FROM THE TRUST        CAPITAL RESEARCH AND MANAGEMENT
------------------------------------------------------------------------------------------------    COMPANY OR ITS AFFILIATES/2/
                                                                                                ------------------------------------

 Ronald P. Badie                                                               $12,835                        $ 12,835
------------------------------------------------------------------------------------------------------------------------------------
 Robert J. Denison                                                              14,000                         199,146
------------------------------------------------------------------------------------------------------------------------------------
 John E. Kobara                                                                 12,835                          12,835
------------------------------------------------------------------------------------------------------------------------------------
 Steven D. Lavine                                                               14,000                          14,000
------------------------------------------------------------------------------------------------------------------------------------
 Patricia A. McBride                                                            31,000                          31,000
------------------------------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth                                                             14,000                          14,000
------------------------------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred under a non-qualified deferred compensation plan.
 Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the American Funds as designated by the trustee.
2 Funds managed by Capital Research and Management Company, including the
 American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R)/ /Inc.,
 which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

Many of the trustees serve or have served on boards of tax-exempt 501(c)(3)
organizations as indicated in the table below, and have had experience in dealing with the administrative and financial needs of these institutions:

                                  NAME                                     TAX-EXEMPT BOARDS ON WHICH TRUSTEE SERVES OR HAS SERVED
-----------------------------------------------------------------------------------------------------------------------------------

 Ronald P. Badie                                                          Price Center for Entrepreneurial Studies at UCLA's
                                                                          Anderson School of Management
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. Denison                                                        California Institute of the Arts; The Institute for
                                                                          Contemporary Arts/P.S. 1 Museum, New York; The JL
                                                                          Foundation; The Museum of Modern Art, New York; New
                                                                          Mexico Academy of Science and Mathematics; Santa Fe
                                                                          Institute
-----------------------------------------------------------------------------------------------------------------------------------
 John E. Kobara                                                           California Community Foundation, Japanese American
                                                                          National Museum; Walden University
-----------------------------------------------------------------------------------------------------------------------------------
 Steven D. Lavine                                                         American Council on Education; American Council on the
                                                                          Arts; Arts International; Asia Society California Center;
                                                                          Cultural Policy Network Project of the Center for Arts
                                                                          and Culture; KCET Public Broadcasting; KCRW-FM National
                                                                          Public Radio; Los Angeles Philharmonic Association; The
                                                                          Music Center Operating Company, The Music Center of Los
                                                                          Angeles County
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia A. McBride                                                      Arts Magnet High School Advisory Board; Commemara
                                                                          Conservancy Foundation; Dallas Symphony Orchestra
                                                                          Association; Dallas Women's Council; Dallas Women's
                                                                          Foundation; Girl Scout Council, Inc.; Eugene and Margaret
                                                                          McDermott Art Fund; St. Mark's School of Texas; Southwest
                                                                          Museum of Science and Technology
-----------------------------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell                                                      University of California, Berkeley Foundation; Library
                                                                          Advisory Board, University of California, Berkeley; Phi
                                                                          Beta Kappa Association of Northern California; Civil War
                                                                          Preservation Trust
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas E. Terry                                                          Academy of Arts and Sciences; Chazen Museum of Art;
                                                                          Edgewood High School; Ketchum YMCA; Madison Community
                                                                          Foundation; Madison Opera, Inc.; National Football
                                                                          Scholarship Foundation; Scholarship America; Ten Chimneys
                                                                          Foundation; Waisman Center- University of Wisconsin
-----------------------------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth                                                       Chicago Maternity Center; Choate School; Foundation for
                                                                          Reproductive Research & Education; Latin School of
                                                                          Chicago; National Association of Independent Schools;
                                                                          Naval Historical Foundation; Northwestern Memorial
                                                                          Hospital
-----------------------------------------------------------------------------------------------------------------------------------

                             Endowments -- Page 16

TRUST ORGANIZATION AND THE BOARD OF TRUSTEES -- Endowments, Inc., the
predecessor to Growth and Income Portfolio, was organized as a Delaware corporation in 1969; Bond Portfolio for Endowments, Inc., the predecessor to
Bond Portfolio, was organized as a Delaware corporation in 1970. Endowments,
Inc. and Bond Portfolio for Endowments, Inc. were reorganized as two separate series of Endowments, a Delaware business trust which is a registered, open-end, diversified management investment company organized on May 14, 1998. The two separate series are called Growth and Income Portfolio and Bond Portfolio. On
July 31, 1998, all assets of Endowments, Inc. and Bond Portfolio for Endowments,
Inc. were transferred to Growth and Income Portfolio and Bond Portfolio,
respectively. As a result, certain financial and other information appearing in the prospectus and statement of additional information reflect the operations of these predecessor entities through the date of the reorganization.

Delaware law charges trustees with the duty of managing the business affairs of the Trust. Trustees are considered to be fiduciaries of the Trust and should act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use to attain the purposes of the Trust. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

All fund operations are supervised by the funds' board of trustees which meets periodically and performs duties required by applicable state and federal laws.
The funds do not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The Trust's declaration of trust and by-laws as well as separate indemnification agreements that the Trust has entered into with independent trustees provide in effect that, subject to certain conditions, the Trust will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF TRUSTEES -- The funds have an audit committee comprised of Ronald P. Badie, Robert J. Denison, John E. Kobara, Steven D.
Lavine, Patricia A. McBride and Robert C. Ziebarth, none of whom is an
"interested person" of the funds within the meaning of the 1940 Act. The committee provides oversight regarding the funds' accounting and financial reporting policies and practices, their internal controls and the internal controls of the funds' principal service providers. The committee acts as a liaison between the funds' independent

                             Endowments -- Page 17

registered public accounting firm and the full board of trustees. Five audit committee meetings were held during the 2007 fiscal year.

The funds have a contracts committee comprised of Ronald P. Badie, Robert J.
Denison, John E. Kobara, Steven D. Lavine, Patricia A. McBride and Robert C.
Ziebarth, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the funds and their investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement that the funds may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. One contracts committee meeting was held during the 2007 fiscal year.

The funds have a committee on governance comprised of Robert J. Denison, John E.
Kobara, Steven D. Lavine, Patricia A. McBride and Robert C. Ziebarth, none of whom is an "interested person" of the funds within the meaning of the 1940 Act.
The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance of the funds, addressed to the funds' secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. No meetings of the committee on governance were held during the 2007 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The funds and their investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the funds, other American Funds and American Funds
Insurance Series. Certain American Funds have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds (including the funds)
are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more research analysts in that investment division familiar with the company and industry. A second recommendation is made by a proxy coordinator (a senior investment professional) within the appropriate investment division based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more

                             Endowments -- Page 18

American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the funds'
website at americanfunds.com/endowments and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

                             Endowments -- Page 19

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the funds to own beneficially 5% or more of the fund's shares as of the opening of business on September 1, 2007. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

GROWTH AND INCOME PORTFOLIO

                                                              OWNERSHIP
                    NAME AND ADDRESS                         PERCENTAGE
----------------------------------------------------------------------------

 Scholarship America                                            8.15%
 1505 Riverview Road
 St. Peter, MN 56082-1556
----------------------------------------------------------------------------
 Facey Medical Foundation                                       8.04
 15451 San Fernando Mission Blvd.  Ste. 300
 Mission Hills, CA 91345-1420
----------------------------------------------------------------------------
 Loyola Marymount University                                    5.27
 University Hall - 1 LMU Drive, Suite 2200
 Los Angeles, CA 90045-2623
----------------------------------------------------------------------------

BOND PORTFOLIO

                                                              OWNERSHIP
                    NAME AND ADDRESS                         PERCENTAGE
----------------------------------------------------------------------------

 Scholarship America                                            9.41%
 1505 Riverview Road
 St. Peter, MN 56082-1693
----------------------------------------------------------------------------
 Facey Medical Foundation                                       8.06
 15451 San Fernando Mission Blvd.  Ste. 300
 Mission Hills, CA 91345-1420
----------------------------------------------------------------------------
 CGTC Agent                                                     6.61
 120 S. State College Blvd.
 Brea, CA 92821-5805
----------------------------------------------------------------------------
 Flintridge Sacred Heart Academy                                5.85
 440 Saint Katherine Drive
 La Canada Flintridge, CA 91011-4198
----------------------------------------------------------------------------

Shareholder inquiries may be made in writing to Endowments, c/o American Funds
Service Company, Attention: IIS Team, 6455 Irvine Center Drive, Irvine, CA 92618
or by calling 800/421-5475, option 3.

INVESTMENT ADVISER -- Capital Research and Management Company, the funds'
investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and

                             Endowments -- Page 20

Management Company manages equity assets through two investment divisions,
Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors generally function separately from each other with respect to investment research activities and make investment and proxy voting decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the funds and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by Capital Research and
Management Company. Currently, the investment adviser's investment analysts do not directly make investment decisions for either fund's portfolio.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which the funds' portfolio counselors are measured include: S&P 500 and Lipper Growth and Income Funds
Index (Growth and Income Portfolio) and Lehman Aggregate Bond Index (Bond
Portfolio).

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may be affiliated with charitable trusts or family foundations that hold shares of the funds. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                             Endowments -- Page 21

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF JULY 31, 2007:

                                          NUMBER             NUMBER
                                         OF OTHER           OF OTHER          NUMBER
                                        REGISTERED           POOLED          OF OTHER
                                        INVESTMENT         INVESTMENT        ACCOUNTS
                                     COMPANIES (RICS)   VEHICLES (PIVS)        THAT
                                           THAT               THAT           PORTFOLIO
                                        PORTFOLIO          PORTFOLIO         COUNSELOR
                      DOLLAR RANGE      COUNSELOR          COUNSELOR          MANAGES
                        OF FUND          MANAGES            MANAGES         (ASSETS OF
     PORTFOLIO           SHARES      (ASSETS OF RICS    (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR          OWNED/1/     IN BILLIONS)/2/    IN BILLIONS)/3/   IN BILLIONS)/4/
-------------------------------------------------------------------------------------------
                                                         <C
 GROWTH AND INCOME PORTFOLIO
-------------------------------------------------------------------------------------------
 Robert G.                Over         2       $145.1         None             None
 O'Donnell             $1,000,000*
-------------------------------------------------------------------------------------------
 Gregory D. Johnson      None**        2       $145.1         None             None
-------------------------------------------------------------------------------------------
 Hilda L. Applbaum       None**        2       $145.4         None             None
-------------------------------------------------------------------------------------------
 BOND PORTFOLIO
-------------------------------------------------------------------------------------------
 John H. Smet            None**        7       $287.8         None           3      $2.46
-------------------------------------------------------------------------------------------
 Abner D. Goldstine      None**        4       $233.5         None             None
-------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
3 Represents funds advised or sub-advised by Capital Research and Management
 Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
 Group International, Inc., an affiliate of Capital Research and Management
 Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
* Represents assets in a charitable remainder unitrust for which Mr. O'Donnell serves as Trustee and is the income beneficiary and a private foundation for which Mr. O'Donnell serves as a director.
** Ownership of fund shares is limited to nonprofit organizations, as such, individuals do not have the ability to own fund shares.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreements (the "Agreements") between the funds and the investment adviser will continue in effect until July 27, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each fund, and (b) the vote of a majority of trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the investment adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The
Agreements also

                             Endowments -- Page 22

provide that either party has the right to terminate them, without penalty, upon
60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940
Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the funds' executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the funds' offices. The funds pay all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to their shareholders;
taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees and expenses paid to independent trustees;
association dues; and costs of stationery and forms prepared exclusively for the funds.

The investment adviser receives a management fee at the annual rates of 1/2 of
1% of each fund's average daily net assets up to $150,000,000 and 4/10 of 1% of the portion of such average daily net assets over $150,000,000.

The Agreements provide for a management fee reduction to the extent that each fund's annual ordinary operating expenses exceed 0.75% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

For the fiscal years ended July 31, 2007, 2006 and 2005, the investment adviser was entitled to receive management fees of $565,579, $510,774 and $498,032, respectively, from Growth and Income Portfolio and $302,648, $296,578 and
$316,152, respectively, from Bond Portfolio. After giving effect to the management fee waivers described below, Growth and Income Portfolio paid the investment adviser management fees of $509,021 (a reduction of $56,558),
$459,697 (a reduction of $51,077) and $466,474 (a reduction of $31,558) for the fiscal years ended July 31, 2007, 2006 and 2005, respectively. Bond Portfolio paid the investment adviser management fees of $272,383 (a reduction of
$30,265), $266,920 (a reduction of $29,658) and $296,276 (a reduction of
$19,876) for the fiscal years ended July 31, 2007, 2006 and 2005, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive and this waiver is expected to continue at this level until further review.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal
Underwriter") is the principal underwriter of the funds' shares. However, it does not receive any revenue from any sales of the funds' shares. The Principal
Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455
Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX
78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin
Hood Road, Norfolk, VA 23513.

                             Endowments -- Page 23

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the funds'
portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the funds' portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors which involve qualitative judgments when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The funds do not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as setting up meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the funds and other funds and accounts that it advises; however, not all such services will necessarily benefit the funds.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of

                             Endowments -- Page 24

brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities
Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the funds and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer. In accordance with its internal brokerage allocation procedure, the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from whom it receives such services. Using its judgment, the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the funds incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less then the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers for its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate their respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the funds and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

                             Endowments -- Page 25

The investment adviser may place orders for the funds' portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies, however, it does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the funds'
portfolio transactions.

Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the 2007, 2006 and 2005 fiscal years for Growth and Income Portfolio amounted to $23,837, $40,142 and $50,669, respectively. With respect to fixed income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity decreased during the year, resulting in a decrease in brokerage commissions paid on portfolio transactions.

Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the 2007, 2006 and 2005 fiscal years for Bond Portfolio amounted to $69,157, $40,227 and $52,572, respectively.
With respect to fixed income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity increased during the year, resulting in an increase in brokerage concessions paid on portfolio transactions.

The funds are required to disclose information regarding investments in the securities of their "regular" broker-dealers (or parent companies of their regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the funds the largest amount of brokerage commissions by participating, directly or indirectly, in the funds' portfolio transactions during the funds' most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the funds during the funds'
most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the funds during the funds' most recent fiscal year.

At the end of the funds' most recent fiscal year, the funds' regular broker-dealers included Citigroup Global Markets Inc., Wachovia Securities LLC,
and Lehman Brothers. As of the funds' fiscal year-end, Growth and Income
Portfolio held equity securities of Citigroup Inc. in the amount of $931,400, and Wachovia Corporation in the amount of $1,039,000. For the funds' fiscal year-end, Bond Portfolio held debt securities of Lehman Brothers Holdings Inc.
in the amount of $123,000 and JP Morgan Securities in the amount of $1,086,765.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The funds' investment adviser, on behalf of the funds, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the funds' board of trustees and compliance will be periodically assessed by the board in connection with reporting from the funds' Chief Compliance Officer.

Under these policies and procedures, each fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the funds' website no earlier than the tenth day after such calendar quarter. In practice, the public

                             Endowments -- Page 26

portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the funds' website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the funds' website. The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the funds as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the funds receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the funds' website to persons not affiliated with the funds (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the funds' website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the funds nor their investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose the funds' portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the funds' investment adviser. In exercising their authority, the committees determine whether disclosure of information about the funds' portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the funds' website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased or sold at the net asset value price next determined after the purchase or sell order is received and accepted by each fund or the Transfer
Agent; the net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with registered investment advisers or their authorized designees, accepted by the Transfer Agent, the registered investment adviser or any of their designees.
The registered investment adviser is responsible for promptly transmitting purchase and sell orders to the Transfer Agent. Orders received by the registered investment adviser or authorized designee, the Transfer Agent, or the funds after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that registered investment

                             Endowments -- Page 27

advisers may have their own rules about share transactions and may have earlier cut-off times than those of the funds. For more information about how to purchase through your registered investment adviser, contact your registered investment adviser directly.

The price you pay for shares is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open for trading. If, for example, the Exchange closes at 1:00 p.m., the funds'
share price would still be determined as of 4:00 p.m. New York time. The New
York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good
Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas
Day.

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset value per share is determined, as indicated below. The funds follow standard industry practice by typically reflecting changes in their holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The funds' investment adviser performs certain checks on these prices prior to calculation of the funds' net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the funds' board. Subject to its oversight, the funds' board has delegated the obligation to make fair valuation determinations to a valuation committee established by the funds' investment adviser.

                             Endowments -- Page 28

The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the funds might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S.
stock markets).

2.   Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

3.   Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. Each fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, each fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, each fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and

                             Endowments -- Page 29

other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by each fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although each fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, each fund may determine that it is in the interest of shareholders to distribute a lesser amount.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the funds, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the American Funds, as provided in the prospectus and statement of additional information.

     DIVIDENDS -- Each fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.
     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the funds accrue receivables or liabilities denominated in a foreign currency and the time the funds actually collect such receivables, or pay such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the funds' investment company taxable income to be distributed to its shareholders as ordinary income.

     If the funds invest in stock of certain passive foreign investment companies, the funds may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the funds' holding period for

                             Endowments -- Page 30

     the stock. The distribution or gain so allocated to any taxable year of the funds, other than the taxable year of the excess distribution or disposition, would be taxed to the funds at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the funds' investment company taxable income and, accordingly, would not be taxable to the funds to the extent distributed by the funds as a dividend to its shareholders.

     To avoid such tax and interest, the funds intend to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the funds each year, even though the funds will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the funds that must be distributed to shareholders in order to maintain the qualification of the funds as regulated investment companies and to avoid federal income taxation at the level of the funds.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the funds from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The funds also intend to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the funds.
     If any net long-term capital gains in excess of net short-term capital losses are retained by the funds for reinvestment, requiring federal income taxes to be paid thereon by the funds, the funds intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the funds on such gains as a credit against personal federal income tax liability, and will be entitled to increase the

                             Endowments -- Page 31

     adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION - The majority of the funds' shareholders are nonprofit institutions, and such shareholders are generally exempt from taxation under
Code Section 501(c). Therefore, distributions from the fund and transactions in fund shares should not result in income tax consequences to such shareholders.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                             Endowments -- Page 32

                               PURCHASE OF SHARES

The purchase of shares may be made in cash or in a like value of acceptable securities. Such securities will: (a) be acquired for investment and not for resale; (b) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (c) have a value which is readily ascertainable.

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the funds' "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could be harmful to the funds - for example, short-term trading activity.
When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds
Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

The following services are available in connection with the purchase of the
American Funds.

     STATEMENT OF INTENTION -- If you purchase Growth and Income Portfolio and/or Bond Portfolio, along with shares of the American Funds, by establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the

                             Endowments -- Page 33

     shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     CONCURRENT PURCHASES -- As described in the prospectus, you may combine purchases of Growth and Income and/or Bond Portfolio and purchases of all classes of shares of the American Funds to qualify for a reduced Class A sales charge for the American Funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of money market funds are excluded.

     RIGHTS OF ACCUMULATION -- You may take into account the current value of your existing holdings in Growth and Income Portfolio and Bond Portfolio, as well as your holdings in any class of shares of the American Funds to determine your Class A sales charge for the American Funds. Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation and reinvested dividends and capital gains).
     Direct purchases of money market funds are excluded.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent or registered investment adviser.

For redemption requests received after the close of trading on the New York
Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange.
There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter.
Either fund may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends or holidays; (b) the
SEC has by order permitted such suspension; or (c) any emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the funds not reasonably practicable.

Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the board of trustees, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the

                             Endowments -- Page 34

fund's portfolio securities in lieu of cash, may incur transaction charges in the event of a sale of the securities through an intermediary.

You may sell (redeem) shares in your account in any of the following ways:

     THROUGH YOUR REGISTERED INVESTMENT ADVISER

     .    Shares purchased through registered investment advisers must be sold through the advisers (who may impose transaction charges not described in this prospectus).

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     .    Requests must be signed by the registered shareholder(s).

     .    A signature guarantee is required if the redemption is:

          -  over $75,000;

          -  made payable to someone other than the registered shareholder(s);
          or

          -  sent to an address other than the address of record or an address of record that has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the
          Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer
          Agent reserves the right to require a signature guarantee on any redemptions.

     .    Additional documentation may be required.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY

     .    Redemptions by telephone or fax are limited to $75,000 per shareholder each day.

     .    Checks must be made payable to the registered shareholder(s).

     .    Checks must be mailed to an address of record that has been used with the account for at least 10 days.

The funds do not have dealer agreements with, and do not accept redemption orders from, broker-dealers."

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day

                             Endowments -- Page 35

following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution, subject to the appropriate sales charge, in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer
Agent.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders.  However, certain services and privileges may not be available if your account is held with a registered investment adviser.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the funds at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the funds, the Transfer Agent or your registered investment adviser.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains (distributions) of Growth and Income Portfolio and/or Bond Portfolio into Class A shares of any American Funds (except Class
529-A shares or shares of American Funds Target Date Retirement Series) at net
asset value, subject to the following conditions:

(a)  The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b)  If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested, and

(c)  If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE -- You may only exchange shares of the funds into Class A shares of the American Funds. Exchange purchases are subject to the minimum investment requirements of the fund purchased and are subject to applicable sales charges on the fund being purchased, unless shares of Growth and Income
Portfolio and/or Bond Portfolio were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                             Endowments -- Page 36

Exchanges to Class 529-A shares may result in significant legal and tax consequences as described in the CollegeAmerica Program Description.  Please consult your financial adviser prior to making such an exchange.

Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY
SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares of the funds in amounts of $50 or more among Class A shares of any American Funds on any day (or preceding business day if the day falls on a non-business day) of each month you designate.

AUTOMATIC WITHDRAWALS -- You may automatically withdraw shares from the funds.
You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.  However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

TELEPHONE REDEMPTIONS AND EXCHANGES -- By using the telephone, fax or telegraph redemption and/or exchange options, you agree to hold each fund, the Transfer
Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges.
Generally, all shareholders are automatically eligible to use these options.
However, you may elect to opt out of these options by writing the Transfer Agent
(you may also reinstate them at any time by writing the Transfer Agent). If the
Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                             Endowments -- Page 37

                              GENERAL INFORMATION
CUSTODIAN OF ASSETS -- Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds'
portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY
10017-2070, as Custodian. If a fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or
non-U.S. branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $555 for services with respect to Growth and Income
Portfolio shares and $468 for services with respect to Bond Portfolio shares for the 2007 fiscal year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the Trust's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the funds' independent registered public accounting firm is reviewed and determined annually by the board of trustees.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the funds and for independent trustees in their capacities as such. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the funds by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the funds' investment adviser or any of its affiliated companies. A determination with respect to the independence of the funds' "independent legal counsel" will be made at least annually by the independent trustees of the funds, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The funds' fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the funds' investment portfolio or summary investment portfolio, financial statements and other information. The funds' annual financial statements are audited by the funds' independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the funds. In an effort to reduce the volume of mail shareholders receive from the funds when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The funds and Capital Research and Management Company and its affiliated companies, have adopted codes of ethics that allow for personal investments, including securities in which each fund may invest from time to time. These codes include a ban on

                             Endowments -- Page 38

acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority) filed an administrative complaint against American
Funds Distributors, Inc. The complaint alleges violations of certain NASD rules by American Funds Distributors, Inc. with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On
August 30, 2006, the NASD Hearing Panel ruled against American Funds
Distributors, Inc. and imposed a $5 million fine. American Funds
Distributors, Inc. has appealed this decision to the NASD's National
Adjudicatory Council.

On March 24, 2005, the investment adviser and American Funds Distributors, Inc.
filed a complaint against the Attorney General of the State of California in Los
Angeles County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
American Funds Distributors, Inc. that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and American Funds Distributors, Inc.'s complaint, the Attorney General of the
State of California filed a complaint against American Funds Distributors,
Inc. and investment adviser. Filed in Los Angeles County Superior Court, the
Attorney General's complaint alleged violations of certain sections of the
California Corporations Code with respect to so-called "revenue sharing"
disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles Superior Court dismissed the
Attorney General's complaint. The Attorney General subsequently appealed the
Superior Court's decision to California's Court of Appeal for the Second
Appellate District. On January 26, 2007, the Court of Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

The investment adviser and American Funds Distributors, Inc. believe that the likelihood that these matters could have a material adverse effect on the funds or on the ability of the investment adviser to perform its contract with the funds is remote. In addition, class action lawsuits have been filed in the U.S.
District Court, Central District of California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the
American Funds website (americanfunds.com) under "American Funds regulatory matters."

                             Endowments -- Page 39

[logo – Capital Research and Management sm]

Endowments, Growth and Income PortfolioSM
Investment portfolio

July 31, 2007

Common stocks — 87.56%	Shares	Market value

INFORMATION TECHNOLOGY — 20.26%
Microsoft Corp.	143,000	$4,145,570
Nokia Corp. (ADR)	130,000	3,723,200
Oracle Corp.[1]	147,000	2,810,640
International Business Machines Corp.	20,000	2,213,000
Cisco Systems, Inc.[1]	68,000	1,965,880
Intel Corp.	80,000	1,889,600
QUALCOMM Inc.	30,000	1,249,500
Google Inc., Class A1	2,200	1,122,000
Motorola, Inc.	62,000	1,053,380
Texas Instruments Inc.	28,000	985,320
Analog Devices, Inc.	20,000	709,000
Hewlett-Packard Co.	15,000	690,450
EMC Corp.[1]	33,000	610,830
Linear Technology Corp.	15,000	534,750
Dell Inc.[1]	13,000	363,610
		24,066,730

CONSUMER STAPLES — 14.00%
Wal-Mart Stores, Inc.	75,000	3,446,250
Altria Group, Inc.	46,500	3,090,855
PepsiCo, Inc.	32,000	2,099,840
Walgreen Co.	43,000	1,899,740
Bunge Ltd.	14,000	1,268,540
L’Oréal SA2	10,000	1,143,868
Coca-Cola Co.	20,000	1,042,200
Avon Products, Inc.	26,500	954,265
WD-40 Co.	26,000	862,940
Kraft Foods Inc., Class A	25,000	818,750
		16,627,248

HEALTH CARE — 11.75%
Medtronic, Inc.	45,000	2,280,150
Eli Lilly and Co.	30,000	1,622,700
Novo Nordisk A/S, Class B2	15,000	1,580,802
Roche Holding AG2	8,000	1,414,842
Pfizer Inc	55,000	1,293,050
Merck & Co., Inc.	25,000	1,241,250
Johnson & Johnson	20,000	1,210,000
Bristol-Myers Squibb Co.	33,000	937,530
Becton, Dickinson and Co.	11,000	839,960
Amgen Inc.[1]	10,000	537,400
Sanofi-Aventis[2]	6,000	501,910
Stryker Corp.	8,000	499,440
		13,959,034

FINANCIALS — 10.24%
Berkshire Hathaway Inc., Class A1	20	2,200,000
Fannie Mae	36,000	2,154,240
Wells Fargo & Co.	60,000	2,026,200
American International Group, Inc.	19,000	1,219,420
Wachovia Corp.	22,000	1,038,620
Bank of America Corp.	20,000	948,400
Citigroup Inc.	20,000	931,400
Lincoln National Corp.	12,000	723,840
Marsh & McLennan Companies, Inc.	17,000	468,350
U.S. Bancorp	15,000	449,250
		12,159,720

INDUSTRIALS — 9.92%
General Electric Co.	76,000	2,945,760
United Parcel Service, Inc., Class B	29,000	2,195,880
Caterpillar Inc.	20,000	1,576,000
Northrop Grumman Corp.	15,000	1,141,500
Lockheed Martin Corp.	10,000	984,800
Avery Dennison Corp.	15,000	920,100
FedEx Corp.	7,000	775,180
Illinois Tool Works Inc.	13,000	715,650
3M Co.	6,000	533,520
		11,788,390

ENERGY — 8.62%
Exxon Mobil Corp.	44,000	3,745,720
Chevron Corp.	24,000	2,046,240
Schlumberger Ltd.	20,000	1,894,400
ConocoPhillips	23,000	1,859,320
Royal Dutch Shell PLC, Class A (ADR)	9,000	698,310
		10,243,990

CONSUMER DISCRETIONARY — 8.15%
Target Corp.	30,000	1,817,100
Time Warner Inc.	80,000	1,540,800
Lowe’s Companies, Inc.	54,000	1,512,540
Walt Disney Co.	30,000	990,000
Vivendi SA2	22,000	934,228
Idearc Inc.	26,000	902,460
Home Depot, Inc.	22,000	817,740
Carnival Corp., units	15,000	664,650
Gannett Co., Inc.	10,000	499,000
		9,678,518

TELECOMMUNICATION SERVICES — 1.90%
Verizon Communications Inc.	25,000	1,065,500
Sprint Nextel Corp., Series 1	36,000	739,080
Vodafone Group PLC[2]	150,000	455,921
		2,260,501

MATERIALS — 1.90%
Air Products and Chemicals, Inc.	13,000	1,122,810
Alcoa Inc.	15,000	573,000
International Paper Co.	15,000	556,050
		2,251,860

MISCELLANEOUS — 0.82%
Other common stocks in initial period of acquisition		967,681

Total common stocks (cost: $80,840,433)		104,003,672

	Principal amount	Market
Short-term securities — 13.26%	(000)	value

Procter & Gamble International Funding S.C.A. 5.22% due 8/1/2007[3]	$2,300	$2,299,665
Prudential Funding, LLC 5.25% due 8/10/2007	1,150	1,148,322
Paccar Financial Corp. 5.22% due 8/17/2007	1,100	1,097,286
United Parcel Service, Inc. 5.22% due 8/31/2007[3]	1,100	1,095,055
CAFCO, LLC 5.27% due 9/12/2007[3]	1,100	1,093,076
Hewlett-Packard Co. 5.25% due 8/2/2007[3]	1,000	999,708
Emerson Electric Co. 5.22% due 8/7/2007[3]	1,000	998,984
Triple-A One Funding Corp. 5.26% due 8/9/2007[3]	1,000	998,683
Variable Funding Capital Corp. 5.265% due 8/8/2007[3]	900	898,945
Clipper Receivables Co., LLC 5.28% due 8/6/2007[3]	838	837,262
Coca-Cola Co. 5.23% due 9/20/2007[3]	805	799,033
Abbott Laboratories 5.23% due 8/31/2007[3]	700	696,843
AT&T Inc. 5.23% due 8/22/2007[3]	650	647,921
Hershey Co. 5.20% due 9/13/2007[3]	640	635,927
Harley-Davidson Funding Corp. 5.22% due 8/3/2007[3]	600	599,738
Park Avenue Receivables Co., LLC 5.27% due 8/14/2007[3]	600	598,769
Private Export Funding Corp. 5.245% due 8/2/2007[3]	310	309,910

Total short-term securities (cost: $15,755,127)		15,755,127

Total investment securities (cost: $96,595,560)		119,758,799
Other assets less liabilities		(978,300)

Net assets		$118,780,499

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $6,031,571.

[3]
Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. In practice, restricted securities in this fund are typically as liquid as unrestricted securities. The total value of all such restricted securities was $13,509,519, which represented 11.37% of the net assets of the fund.

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, and expenses of the funds. This and other important information is contained in the funds’ prospectus, which should be read carefully before investing.

Endowments, Bond PortfolioSM
Investment portfolio

July 31, 2007

Bonds & notes — 83.64%	Principal amount (000)	Market value

CORPORATE BONDS & NOTES — 38.61%
Financials — 20.40%
Residential Capital Corp. 6.46% 2009[1]	$500	$470,039
General Motors Acceptance Corp. 7.25% 2011	455	431,507
Residential Capital Corp. 6.50% 2013	350	314,443
General Motors Acceptance Corp. 7.56% 2014[1]	250	232,966
Washington Mutual, Inc. 5.66% 2012[1]	650	643,233
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[1,2]	400	373,788
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[1,2]	300	267,567
Ford Motor Credit Co. 7.375% 2009	150	144,885
Ford Motor Credit Co. 7.875% 2010	650	621,971
AIG SunAmerica Global Financing VII 5.85% 2008[2]	125	125,618
American General Finance Corp., Series I, 5.40% 2015	250	240,861
ILFC E-Capital Trust II 6.25% 2065[1,2]	255	246,141
American International Group, Inc., Series A-1, 6.25% 2087[1]	125	115,514
Hospitality Properties Trust 6.75% 2013	215	222,468
Hospitality Properties Trust 6.30% 2016	400	404,083
Development Bank of Singapore Ltd. 7.875% 2009[2]	250	261,694
DBS Bank Ltd. 5.97% 2021[1,2]	250	254,788
TuranAlem Finance BV 8.50% 2015[2]	400	366,000
TuranAlem Finance BV 8.25% 2037[2]	100	88,750
Lincoln National Corp. 7.00% 2066[1]	425	427,732
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[1,2]	375	376,297
Simon Property Group, LP 4.875% 2010	125	123,286
Simon Property Group, LP 5.60% 2011	250	250,483
Standard Chartered PLC 6.409% (undated)[1,2]	400	365,678
Resona Bank, Ltd. 5.85% (undated)[1,2]	375	356,629
Santander Issuances, SA Unipersonal 5.805% 2016[1,2]	100	101,126
Abbey National PLC 6.70% (undated)[1]	250	252,521
Banco Santander-Chile 5.375% 2014[2]	300	286,920
CNA Financial Corp. 6.50% 2016	250	250,025
Berkshire Hathaway Finance Corp. 4.125% 2010	250	244,955
United Overseas Bank Ltd. 5.375% 2019[1,2]	250	241,230
State Street Capital Trust IV 6.355% 2077[1]	250	237,080
CIT Group Inc. 6.10% 2067[1]	250	215,524
PNC Funding Corp., Series I, 6.517% (undated)[1,2]	200	201,907
MBNA Global Capital Funding, Series B, 6.156% 2027[1]	200	199,886
UniCredito Italiano SpA 5.584% 2017[1,2]	200	198,220
Kimco Realty Corp., Series C, 4.82% 2014	200	188,599
SLM Corp., Series A, 4.50% 2010	200	187,155
QBE Capital Funding II LP 6.797% (undated)[1,2]	200	187,070
Prudential Holdings, LLC, Series C, 8.695% 2023[2,3]	150	184,803
Downey Financial Corp. 6.50% 2014	150	147,832
United Dominion Realty Trust, Inc. 6.50% 2009	125	128,260
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[1,2]	125	127,828
ORIX Corp. 5.48% 2011	125	124,483
Lehman Brothers Holdings Inc. 6.50% 2017	125	122,988
John Hancock Global Funding II, Series 2004-A, 3.50% 2009[2]	125	121,599
Fifth Third Capital Trust IV 6.50% 2067[1]	125	118,541
Allstate Corp., Series A, 6.50% 2067[1]	125	115,727
Nationwide Mutual Insurance Co. 7.875% 2033[2]	85	99,427
BNP Paribas 7.195% (undated)[1,2]	100	99,213
Credit Agricole SA 6.637% (undated)[1,2]	100	93,756
		12,203,096

Consumer discretionary — 4.42%
Federated Retail Holdings, Inc. 5.35% 2012	400	397,636
Federated Retail Holdings, Inc. 5.90% 2016	300	290,678
DaimlerChrysler North America Holding Corp. 8.00% 2010	600	636,814
MDC Holdings, Inc. 5.50% 2013	150	141,136
MDC Holdings, Inc. 5.375% 2014	250	224,886
D.R. Horton, Inc. 5.25% 2015	300	253,778
Tele-Communications, Inc. 9.80% 2012	215	247,539
Ryland Group, Inc. 5.375% 2012	250	235,368
Seminole Tribe of Florida 5.798% 2013[2,3]	135	134,423
Toll Brothers, Inc. 5.15% 2015	90	78,701
		2,640,959

Telecommunication services — 3.62%
SBC Communications Inc. 6.25% 2011	250	255,833
AT&T Wireless Services, Inc. 7.875% 2011	100	107,588
AT&T Wireless Services, Inc. 8.125% 2012	500	551,309
SBC Communications Inc. 5.625% 2016	250	241,955
France Télécom 7.75% 2011[1]	250	268,640
Embarq Corp. 6.738% 2013	250	254,574
Nextel Communications, Inc., Series E, 6.875% 2013	150	144,130
Verizon Communications Inc. 5.50% 2017	150	144,028
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	100	102,097
Telecom Italia Capital SA 5.25% 2015	100	93,195
		2,163,349

Industrials — 3.54%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011	385	388,431
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	182	193,271
Hutchison Whampoa International Ltd. 7.00% 2011[2]	250	260,942
Hutchison Whampoa International Ltd. 6.50% 2013[2]	150	154,282
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014	200	200,483
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[3]	143	146,398
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[2,3]	313	329,018
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[3]	260	261,724
USG Corp. 6.30% 2016	125	123,733
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,3]	62	61,384
		2,119,666

Utilities — 3.42%
FPL Energy American Wind, LLC 6.639% 2023[2,3]	227	232,154
FPL Energy National Wind, LLC 5.608% 2024[2,3]	219	213,095
Midwest Generation, LLC, Series B, 8.56% 2016[3]	83	86,219
Homer City Funding LLC 8.734% 2026[3]	292	319,877
Reliant Energy Resources Corp. 7.75% 2011	250	266,128
AES Ironwood, LLC 8.857% 2025[3]	224	236,530
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	225	216,515
Constellation Energy Group, Inc. 6.125% 2009	200	202,459
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[2]	150	148,221
PSEG Power LLC 3.75% 2009	125	121,685
		2,042,883

Energy — 1.09%
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[2,3]	300	294,000
TransCanada PipeLines Ltd. 6.35% 2067[1]	150	140,645
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[2,3]	130	126,972
Qatar Petroleum 5.579% 2011[2]	89	89,404
		651,021

Health Care — 1.04%
Cardinal Health, Inc. 6.75% 2011	250	260,559
Cardinal Health, Inc. 4.00% 2015	100	87,792
UnitedHealth Group Inc. 6.00% 2017[2]	150	150,599
Amgen Inc. 4.00% 2009	125	121,322
		620,272

Materials — 0.65%
Alcoa Inc. 5.55% 2017	300	290,229
Stora Enso Oyj 7.25% 2036[2]	100	98,784
		389,013

Information Technology — 0.25%
National Semiconductor Corp. 6.15% 2012	150	150,769

Consumer staples — 0.18%
Tyson Foods, Inc. 6.85% 2016[1]	105	107,057

MORTGAGE- AND ASSET-BACKED OBLIGATIONS[3]— 27.88%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	500	526,108
Fannie Mae, Series 2001-T6B, 6.088% 2011	250	257,396
Fannie Mae 4.50% 2020	461	440,263
Fannie Mae 6.00% 2021	22	21,749
Fannie Mae, Series 2001-4, Class GA, 10.267% 2025[1]	31	34,461
Fannie Mae 6.00% 2026	114	114,139
Fannie Mae 6.00% 2027	862	859,290
Fannie Mae 7.50% 2031	7	7,383
Fannie Mae, Series 2001-20, Class C, 11.96% 2031[1]	27	29,662
Fannie Mae 4.50% 2036	149	135,663
Fannie Mae 5.50% 2036	419	404,984
Fannie Mae 5.50% 2037	149	142,564
Fannie Mae 6.50% 2037	150	151,224
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	21	21,326
Freddie Mac 8.75% 2008	1	742
Freddie Mac 4.00% 2015	158	147,791
Freddie Mac 6.00% 2026	536	534,591
Freddie Mac 5.00% 2035	221	207,614
Freddie Mac 5.00% 2035	114	107,085
Freddie Mac 5.50% 2035	109	105,803
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	118	85,616
Freddie Mac, Series 3257, Class PA, 5.50% 2036	245	241,117
Freddie Mac, Series 3318, Class JT, 5.50% 2037	249	243,224
Freddie Mac 6.00% 2037	250	247,987
Freddie Mac 6.00% 2037	250	247,675
Wells Fargo Mortgage-backed Securities Trust, Series 2004-2, Class A-1, 5.00% 2019	558	534,886
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	205	201,059
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.657% 2036[1]	159	157,133
SBA CMBS Trust, Series 2005-1, Class D, 6.219% 2035[2]	320	314,325
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[2]	200	197,814
SBA CMBS Trust, Series 2006-1A, Class D, 5.852% 2036[2]	300	291,357
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	191	183,739
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	173	171,652
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 6.029% 2035[1]	131	130,767
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	118	117,359
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	335	336,889
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	192	200,118
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[2]	200	195,906
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[2]	325	317,146
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.103% 2030[1]	250	253,773
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.103% 2030[1]	250	253,722
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	250	245,429
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	250	245,172
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039	255	242,918
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[1]	125	121,568
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040	99	99,713
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2]	200	197,340
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[2]	250	246,700
GMAC Mortgage Loan Trust, Series 2006-AR1, Class 2-A-1, 5.646% 2036[1]	433	428,918
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	348	349,335
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[2]	281	289,897
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	250	256,911
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	249	250,726
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	250	249,922
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	250	246,285
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	250	245,143
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[2]	250	244,753
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	235	234,375
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	233	232,536
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	216	217,417
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[1]	221	216,567
Chase Mortgage Finance Trust, Series 2003-S9, Class A-1, 5.00% 2018	226	216,415
Lehman Mortgage Trust, Series 2007-6, Class 2-A1, 6.946% 2037[1]	208	209,952
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class II-A-1, 4.75% 2019	217	207,392
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	200	202,376
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	200	200,164
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[2]	150	150,216
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	150	150,070
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.58% 2045[1]	132	131,751
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	124	130,449
Chase Manhattan Bank — First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031	125	129,761
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[2]	125	124,255
Residential Accredit Loans, Inc., Series 2003-QS14, Class A-1, 5.00% 2018	128	122,297
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	118	119,251
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020	99	100,890
Washington Mutual Mortgage, WMALT Series 2005-AR1, Class A-1-A, 5.58% 2035[1]	90	90,367
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 6.12% 2045[1]	83	83,452
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[2]	81	79,681
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.683% 2034[1]	75	72,589
Government National Mortgage Assn. 8.50% 2008	1	1,306
Government National Mortgage Assn. 10.00% 2020	41	45,946
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.515% 2027[1,2]	39	38,582
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	36	35,809
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 5.55% 2035[1]	2	1,694
		16,679,392

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 15.45%
U.S. Treasury 4.50% 2011	465	463,438
U.S. Treasury 4.25% 2013	4,000	3,919,680
U.S. Treasury 12.50% 2014	1,200	1,381,596
U.S. Treasury 11.25% 2015	800	1,126,128
U.S. Treasury 4.50% 2036[4]	1,490	1,394,312
Freddie Mac 5.25% 2011	950	955,576
		9,240,730

MUNICIPALS — 0.92%
Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025	162	162,518
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
Series 2003-A-1, 6.25% 2033 (preref. 2013)	125	136,648
Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Federally Taxable, Series 2003-E, 5.55% 2014	125	121,936
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	85	88,739
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds, Series 2001-A, Class A, 6.36% 2025	41	40,784
		550,625

NON-U.S. GOVERNMENT BONDS & NOTES — 0.78%
Israeli Government 7.50% 2014	935	234,959
Swedish Government 12.00% 2010	200	232,809
		467,768

Total bonds & notes (cost: $50,410,637)		50,026,600

Common stocks — 0.01%	Shares

INDUSTRIALS — 0.01%
Northwest Airlines Corp.[5]	293	5,107

Total common stocks (cost: $6,194)		5,107

Preferred securities — 9.07%

FINANCIALS — 9.07%
BNP U.S. Funding LLC, Series A, 7.738% noncumulative[1,2]	375,000	377,512
BNP Paribas 5.186% noncumulative[1,2]	300,000	281,214
BNP Paribas Capital Trust 9.003% noncumulative trust[1,2]	150,000	164,923
Fannie Mae, Series O, 7.495%[1,2]	15,000	780,938
Banco Santander Central Hispano, SA 6.80%[2]	10,000	235,630
Banco Santander Central Hispano, SA 6.50%[2]	10,000	229,380
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up1,2	400,000	442,621
Deutsche Bank Capital Funding Trust I 7.872%[1,2]	300,000	313,321
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[1]	300,000	288,052
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[2]	10,000	281,250
ING Capital Funding Trust III 8.439% noncumulative[1]	250,000	271,314
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	10,000	260,300
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[1,2]	250,000	252,803
Wachovia Capital Trust III 5.80%[1]	250,000	245,385
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[1,2]	250,000	238,568
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[1,2]	250,000	234,426
Freddie Mac 5.57%	10,000	227,500
Fuji JGB Investment LLC, Series A, 9.87% noncumulative[1,2]	160,000	166,043
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[1,2]	125,000	134,049

Total preferred securities (cost: $5,483,404)		5,425,229

	Principal amount
Short-term securities — 5.61%	(000)

Coca-Cola Co. 5.25% due 8/6/2007[2]	$750	749,344
Emerson Electric Co. 5.23% due 8/15/2007[2]	600	598,692
Park Avenue Receivables Co., LLC 5.28% due 8/3/2007[2]	550	549,758
Honeywell International Inc. 5.28% due 8/10/2007[2]	510	509,252
Wal-Mart Stores Inc. 5.20% due 8/1/2007[2]	500	499,927
Prudential Funding, LLC 5.30% due 8/15/2007	450	449,006

Total short-term securities (cost: $3,355,979)		3,355,979

Total investment securities (cost: $59,256,214)		58,812,915
Other assets less liabilities		1,001,853

Net assets		$59,814,768

[1]	Coupon rate may change periodically.
[2]
Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. In practice, restricted securities in this fund are typically as liquid as unrestricted securities. The total value of all such restricted securities was $17,046,950, which represented 28.50% of the net assets of the fund.

[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
[5]	Security did not produce income during the last 12 months.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, and expenses of the funds. This and other important information is contained in the funds’ prospectus, which should be read carefully before investing.

MFGEFP-985-0907O-S10921

Financial statements

Statements of assets and liabilities
at July 31, 2007

	Growth and Income Portfolio	Bond Portfolio

Assets:
Investment securities at market (cost: $96,595,560 and $59,256,214, respectively)	$119,758,799	$58,812,915
Cash	107,538	87,222
Receivables for:
Sales of investments	-	1,327,116
Sales of fund's shares	188,462	125,700
Dividends and interest	94,769	719,933
Total assets	120,149,568	61,072,886

Liabilities:
Payables for:
Purchases of investments	1,247,692	1,043,697
Repurchases of fund's shares	31,030	148,538
Investment advisory services	46,936	22,984
Other fees and expenses	43,411	42,899
Total liabilities	1,369,069	1,258,118
Net assets at July 31, 2007	$118,780,499	$59,814,768

Net assets consist of:
Capital paid in on shares of beneficial interest	$93,210,129	$62,551,773
Undistributed (distributions in excess of) net investment income	541,576	(238,938)
Undistributed (accumulated) net realized gain (loss)	1,864,944	(2,054,522)
Net unrealized appreciation (depreciation)	23,163,850	(443,545)
Net assets at July 31, 2007	$118,780,499	$59,814,768

Shares of beneficial interest issued and outstanding - unlimited shares authorized
Shares outstanding	7,359,217	3,779,961
Net asset value per share	$16.14	$15.82

See Notes to Financial Statements

Statements of operations
for the year ended July 31, 2007

	Growth and Income Portfolio	Bond Portfolio
Investment income:
Income:
Dividends (net of non-U.S. taxes of $37,133 on Growth and Income Portfolio)	$1,893,067	$119,644
Interest	876,375	3,412,564
Total income	2,769,442	3,532,208

Fees and expenses:
Investment advisory services	565,579	302,648
Transfer agent services	555	468
Reports to shareholders	15,680	8,757
Registration statement and prospectus	24,038	20,015
Trustees' compensation	70,688	39,649
Trustees' travel expenses	20,241	11,146
Auditing	42,394	42,376
Legal	25,104	25,104
Custodian	1,489	1,015
Other	10,059	10,036
Total fees and expenses before waiver	775,827	461,214
Less waiver of fees and expenses:
Investment advisory services	56,558	30,265
Total fees and expenses after waiver	719,269	430,949
Net investment income	2,050,173	3,101,259

Net realized gain (loss) and unrealized
appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	3,721,627	(858,746)
Non-U.S. currency transactions	556	(19)
	3,722,183	(858,765)
Net unrealized appreciation (depreciation) on:
Investments	10,655,490	653,476
Non-U.S. currency translations	405	(368)
	10,655,895	653,108
Net realized gain (loss) and unrealized appreciation
on investments and non-U.S. currency	14,378,078	(205,657)
Net increase in net assets resulting from operations	$16,428,251	$2,895,602

See Notes to Financial Statements

Growth and Income Portfolio

Statements of changes in net assets

	Year ended July 31, 2007	Year ended July 31, 2006
Operations:
Net investment income	$2,050,173	$1,595,069
Net realized gain on investments and non-U.S. currency transactions	3,722,183	3,677,773
Net unrealized appreciation (depreciation) on investments and non-U.S. currency translations	10,655,895	(950,332)
Net increase in net assets resulting from operations	16,428,251	4,322,510

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,926,472)	(1,573,538)
Distributions from net realized gain on investments	(5,358,259)	(3,411,060)
Total dividends and distributions paid to shareholders	(7,284,731)	(4,984,598)

Net capital share transactions	5,703,059	(1,714,131)

Total increase (decrease) in net assets	14,846,579	(2,376,219)

Net assets:
Beginning of year	103,933,920	106,310,139
End of year (including undistributed
net investment income: $541,576 and $361,939, respectively)	$118,780,499	$103,933,920

Bond Portfolio

Statements of changes in net assets

	Year ended July 31, 2007	Year ended July 31, 2006
Operations:
Net investment income	$3,101,259	$2,962,876
Net realized (loss) gain on investments and non-U.S. currency transactions	(858,765)	156,207
Net unrealized appreciation (depreciation) on investments and non-U.S. currency translations	653,108	(2,027,434)
Net increase in net assets resulting from operations	2,895,602	1,091,649

Dividends paid to shareholders from net investment income	(3,461,418)	(3,392,290)

Net capital share transactions	160,696	(2,252,490)

Total decrease in net assets	(405,120)	(4,553,131)

Net assets:
Beginning of year	60,219,888	64,773,019
End of year (including distributions in excess of
net investment income: $(238,938) and $(371,282), respectively)	$59,814,768	$60,219,888

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the trust:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the trust’s board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Mortgage dollar rolls – Bond Portfolio may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2.	Non-U.S. investments
Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions
The funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the funds.

As of and during the period ended July 31, 2007, the funds did not have a liability for any unrecognized tax benefits. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the funds did not incur any material interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2003 and by state tax authorities for tax years before 2002.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; net capital losses; and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended July 31, 2007, Growth and Income Portfolio reclassified $55,936 from undistributed net realized gain to undistributed net investment income; and $53,421 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. During the year ended July 31, 2007, Bond Portfolio reclassified $492,503 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

As of July 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Growth and Income Portfolio	Bond Portfolio
Undistributed ordinary income	$541,576		$335,505
Undistributed long-term capital gain	1,864,944		-
Capital loss carryforwards*:
Expiring 2011	-	$(197,715)
Expiring 2014	-	(345,750)
Expiring 2015	-	(1,278,462)	(1,821,927)
Post-October capital loss deferrals (realized during the period November 1, 2006, through July 31, 2007)†			(194,669)
Gross unrealized appreciation on investment securities	24,857,907		51,634
Gross unrealized depreciation on investment securities	(1,694,668)		(1,062,699)
Net unrealized appreciation (depreciation) on investment securities	23,163,239		(1,011,065)
Cost of investment securities	96,595,560		59,823,980

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates.  The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

For the year ended July 31, 2007, Growth and Income Portfolio made distributions from realized short-term capital gains in the amount of $556,586 and from realized long-term capital gains in the amount of $4,801,673.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the funds’ investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the funds’ transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the funds’ shares.

Investment advisory services– The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of each fund’s daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of each fund. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. For the year ended July 31, 2007, no such fee reductions were required, but CRMC is voluntarily waiving 10% of investment advisory services fees. During the year ended July 31, 2007, total investment advisory services fees waived by CRMC were $56,558 and $30,265 for Growth and Income Portfolio and Bond Portfolio, respectively.  As a result, the fees shown on the accompanying financial statements of $565,579 and $302,648 for Growth and Income Portfolio and Bond Portfolio, respectively, were both reduced to an annualized rate of 0.450% of average daily net assets.

Transfer agent services– The funds have a transfer agent agreement with AFS for Class A shares. Under this agreement, this share class compensates AFS for transfer agent services including shareholder recordkeeping and communications.

Distribution services – The trust has a principal underwriting agreement with AFD.  AFD does not receive compensation for any sales of the funds’ shares.

Affiliated officers and trustees – Officers and certain trustees of the trust are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the funds.

5. Capital share transactions

Capital share transactions in the funds were as follows:

	Sales		Reinvestments of dividends and distributions		Repurchases		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2007
Growth and Income Portfolio	$8,589,212	537,803	$6,779,377	439,467	$(9,665,530)	(614,420)	$5,703,059	362,850
Bond Portfolio	5,463,992	339,642	2,955,455	184,546	(8,258,751)	(511,423)	160,696	12,765

Year ended July 31, 2006
Growth and Income Portfolio	$13,316,629	901,807	$4,649,782	317,885	$(19,680,542)	(1,336,012)	$(1,714,131)	(116,320)
Bond Portfolio	6,094,902	377,010	2,805,680	174,045	(11,153,072)	(680,419)	(2,252,490)	(129,364)

6. Investment transactions

Growth and Income Portfolio and Bond Portfolio made purchases of investment securities of $23,932,127 and $29,890,404 and sales of investment securities of  $23,338,526 and $31,105,877, respectively, during the year ended July 31, 2007. Short-term securities were excluded.

Financial highlights

Growth and Income Portfolio

		Income from investment operations (1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers (2)	Ratio of net income to average net assets (2)

Year ended 7/31/2007	$14.86	$.29	$2.03	$2.32	$(.27)	$(.77)	$(1.04)	$16.14	16.02%	$119	.69%	.64%	1.81%
Year ended 7/31/2006	14.95	.23	.44	.67	(.23)	(.53)	(.76)	14.86	4.61	104	.71	.66	1.56
Year ended 7/31/2005	14.10	.24	1.20	1.44	(.21)	(.38)	(.59)	14.95	10.33	106	.69	.66	1.60
Year ended 7/31/2004	12.57	.20	1.53	1.73	(.20)	-	(.20)	14.10	13.81	90	.64	.64	1.43
Year ended 7/31/2003	11.61	.22	.94	1.16	(.20)	-	(.20)	12.57	10.18	76	.68	.68	1.88

Bond Portfolio

		Income from investment operations (1)			Dividends and distributions

	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers (2)	Ratio of net income to average net assets (2)

Year ended 7/31/2007	$15.99	$.83	$(.07)	$.76	$(.93)	$-	$(.93)	$15.82	4.81%	$60	.76%	.71%	5.12%
Year ended 7/31/2006	16.62	.81	(.50)	.31	(.94)	-	(.94)	15.99	1.94	60	.79	.74	5.00
Year ended 7/31/2005	16.72	.78	.05	.83	(.93)	-	(.93)	16.62	5.07	65	.74	.71	4.61
Year ended 7/31/2004	16.57	.83	.22	1.05	(.90)	-	(.90)	16.72	6.37	59	.70	.70	4.93
Year ended 7/31/2003	15.93	.89	.77	1.66	(1.02)	-	(1.02)	16.57	10.64	59	.71	.71	5.38

	Year ended July 31

	2007	2006	2005	2004	2003

Growth and Income Portfolio	24%	25%	31%	32%	29%
Bond Portfolio	52%	62%	51%	36%	25%

(1) Based on average shares outstanding.
(2) This column reflects the impact, if any, of certain waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.

See Notes to Financial Statements

REPLACE WITH N-1A OPINION (DUE 9/26)

Tax information
                                                                                                              unaudited

We are required to advise you within 60 days of the funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The funds hereby designate the following amounts for the funds’ fiscal year ended July 31, 2007:

	Growth and Income Portfolio	Bond Portfolio
Long-term capital gains	$4,802.00	$-
Qualified dividend income	100%	110,000
U.S. government income that may be exempt from state taxation	$73,000	498,000

Additional tax information will be mailed in early 2008 to applicable shareholders.  Shareholders should consult their tax advisers.